[GRAPHIC OMITTED]

                                  Smith Barney
                   ------------------------------------------
                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 2000

Smith Barney
Intermediate
Municipal
Fund, Inc.

                                        [PHOTO OMITTED]          [PHOTO OMITTED]

                                        Heath B. McLendon        Peter M. Coffey
                                        Chairman                 Vice President

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the period ended June 30, 2000. During the period, the Fund distributed income dividends totaling $0.27 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:(1)

           Price                   Annualized            Six-Month
         Per Share             Distribution Rate(2)    Total Return(2)
       ----------------        --------------------    ---------------
          $10.00 (NAV)                5.40%                 4.29%
          $8.875 (AMEX)               6.08%                 9.36%

The Fund had a total return based on NAV of 4.29% for the six months ended June 30, 2000. In comparison, the Lipper Inc. ("Lipper") peer group of closed-end municipal bond funds returned 4.00% for the same period. (Lipper is major fund-tracking organization.)

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at its market (AMEX) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.045 for twelve months. This rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 1

Special Shareholder Notice

On June 23, 2000, the Board of Directors of Smith Barney Intermediate Municipal Fund, Inc. and the Board of Directors of Smith Barney Municipal Fund, Inc. each announced their unanimous approval of a proposed plan to combine Smith Barney Municipal Fund, Inc. (AMEX: SBT) with and into Smith Barney Intermediate Municipal Fund, Inc. (AMEX: SBI).

In the transaction, SBI will acquire the assets and stated liabilities of SBT in exchange for shares of SBI. Under the Plan of Reorganization, holders of common stock of SBT will receive full and fractional shares of SBI common stock, with an aggregate net asset value equal to the net asset value of their SBT common stock, computed based on the net asset value of each fund as of the last trading day prior to the scheduled closing date of October 13, 2000.

The close of business on July 28, 2000, is the record date for the determination of shareholders of each Fund eligible to vote at the Special Meetings of Shareholders scheduled for October 11, 2000, subject to such postponements as the Boards deem appropriate.

The combination of SBT and SBI is subject to the approval of the shareholders of each Fund, as well as various other customary closing conditions, including the receipt of legal opinions that the transaction will qualify as a tax-free reorganization. SBI, the surviving Fund, will continue to operate within the parameters of its investment objective of providing shareholders with a high level of current income exempt from regular federal income taxes consistent with prudent investing. The Fund seeks to maintain a dollar-weighted average maturity between three and 10 years, and invests at least two-thirds of its total assets in municipal securities rated in the three highest rating categories at the time of investment.

SBT invests primarily in investment grade municipal debt securities with remaining maturities of less than fifteen years. Following the combination with SBT, SBI's larger size may benefit shareholders through enhanced liquidity in the secondary market and a lower expense ratio.

Investment Strategy

The Fund's investment objective is to provide as high a level as possible of current income exempt from federal income taxes.(3) We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. The Fund pursues this objective by investing in a diversified portfolio of municipal securities which we believe do not involve undue risk to income or principal.

In accordance with the Fund's investment policy, the Fund's portfolio is primarily invested in intermediate-term municipal bonds. At least 80% of its total assets must be invested in municipal bonds that have remaining maturities of less

----------
(3) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
than 15 years. We believe that investing in intermediate-term municipal bonds enables the Fund's portfolio to seek higher yields with only slightly higher price volatility than short-term municipal securities. Short-term municipal securities do have a high degree of stability because they are less sensitive to changing interest rates, however you might be giving up yield potential.

In addition, we raised the credit quality of the portfolio during the period. As of June 30, 2000, approximately 87% of the Fund's holdings were rated investment grade(4) and roughly 33% of the Fund's investments were rated triple-A.

A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of June 30, 2000: hospital bonds (16.5%), education bonds (13.1%) and multi-family housing bonds (12.0%).

Municipal Bond Market Update

The municipal bond market is being influenced by two conflicting sets of pressures. On one side is the strong U.S. economy, which is likely to keep the Federal Reserve Board ("Fed") in a tightening mode throughout the remainder of 2000. On the other side there exists supply and demand pressures which continue to create shortages in many municipalities and maturities.

The greatest challenge to the bond markets--and to the capital markets in general--is a U.S. economy which continues to grow, at what some economists think is an unsustainable rate, without triggering renewed inflationary fears and pressures. Accordingly, the Fed has shifted to a more aggressive posture to slow demand to a level that is more in line with the economy's potential non-inflationary growth rate. The Fed has emphasized that the economic imbalances resulting from the U.S. demand surge have become more pressing. Despite recent stock market fluctuations, the broadest indexes remain ahead of last year's values, suggesting that the wealth effect will diminish only gradually.

It is important to stress that Fed tightening, and the prospect for additional tightening, have already caused yields on non-U.S. Treasury taxable bonds to increase sharply relative to U.S. Treasuries. However, in the municipal market, patterns have been considerably more favorable. Yields on intermediate- and long-term maturities are up 35 basis points(5) or so from recent lows, but we do not expect them to move appreciably higher, for several reasons. First, new issue supply remains very light by recent standards. New issue volume peaked at $292 billion in 1998, and dropped to roughly $225 billion in 1999. This year, issuance is running nearly 30% behind 1999 year-to-date levels.

----------
(4) Investment grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.

(5)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 3

Second, demand for municipals from individual investors remains extremely strong. Yields are higher, particularly on short and intermediate maturities, resulting in part from a continuing lack of demand from institutional buyers.

The third reason for our optimism regarding the municipal bond market relates to asset reallocation. Many individuals have made massive amounts of money in the stock market, despite recent weakness. Now, with the technology sector under considerable pressure and the overall stock market weaker and more volatile, a very large number of investors are seeking to diversify their risks. In many cases, they are turning to municipal bonds as an alternative.

Portfolio Update(6)

With the bond markets likely to remain volatile, we continue to favor a gradual approach into the market. We tend to favor intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve can be obtained. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities).

Average credit quality remained relatively high in the portfolio during the reporting period. Although quality spreads have widened due to earnings pressure, especially in hospitals and healthcare-related sectors, the difference in yield between the highest-quality issues and medium-grade issues is, in our view, relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk is greater than our analysis indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income.

During the reporting period, we took advantage of rising interest rates to generate additional yield in the portfolio. We also wanted to incorporate additional call protection into the portfolio by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have similar high coupon structure, but are not subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

One of our objectives in the portfolio is to try to create a built-in income stream for the long term. To this end, we have generally focused on securities with high credit quality and good call protection, as we believe they offer good long-term value. Moreover, we have a fairly long-weighted average life in the portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection should provide our shareholders with more consistent income if interest rates do in fact go down.

----------
(6) The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

Municipal Bond Market Outlook

In our view, the Fed has been effective in enacting monetary policy and that should facilitate a soft landing for the economy, during which growth will slow just enough to relieve inflation worries, but not enough to threaten a recession. We think the recent rise in interest rates has created buying opportunities. While no guarantees can be made, we remain confident that we may be able to achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality.

In light of the recent volatility in the fixed-income markets, one surprising result is clear to us: Long-term municipal bond yields have not changed much in several months. The relative stability of this asset class should be reassuring for investors seeking to ride out bond market volatility (as well as higher volatility in the other major capital markets).

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities for the following reasons:

o Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries;

o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted; and

o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions could eventually surface.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

August 1, 2000


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Smith Barney Intermediate Municipal Fund, Inc.                                 5

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Education -- 13.1%
$1,200,000 AAA    Alta Loma, CA School District,
                    Capital Appreciation, Series A, zero
                    coupon due 8/1/19                              $   397,500
 1,700,000 Aa2*   Arizona Educational Lien Revenue, Series B,
                    7.000% due 3/1/02 (b)                            1,742,500
 1,805,000 AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18       643,031
 2,500,000 AAA    Chicago, IL Board of Education, Capital
                    Appreciation, Chicago School of Reform,
                    Series A, AMBAC-Insured, zero coupon
                    due 12/1/16                                        968,750
 1,000,000 AAA    Franklin, TX Special School District,
                    Capital Appreciation, FSA-Insured, zero
                    coupon due 6/1/19                                  328,750
   400,000 Aaa*   Joshua, TX Independent School Board,
                    Capital Appreciation, Series C, PSFG,
                    zero coupon due 2/15/12                            212,000
   255,000 AAA    Massachusetts Education Loan Authority Issue E,
                    Series A, AMBAC-Insured, 6.850% due 1/1/04 (b)     263,925
   500,000 A*     Montana Higher Education Student Assistance
                    Corp., Student Loan Revenue, 7.050% due
                    6/1/04, Sinking Fund Average Life 3/1/03 (b)       510,624
 1,000,000 Aaa*   Nebhelp Inc., Nebraska Revenue, MBIA-Insured,
                    Series A, 6.200% due 6/1/13                      1,042,500
 1,000,000 Aaa*   Nebraska Income Revenue, Junior Subordinate,
                    Series A-6, MBIA-Insured, 6.450% due 6/1/18,
                    Sinking Fund Average Life 8/8/17 (b)             1,041,250
   500,000 A3*    New England Education Loan Marketing Corp.,
                    Massachusetts Refunding Student Loan Revenue,
                    6.900% due 11/1/09 (b)                             545,625
   500,000 AAA    New Haven, CT GO, Series 1992A, 9.250%
                    due 3/1/02, Sinking Fund Average Life 8/30/00      523,750
 1,870,000 A*     New Mexico Educational Assistance Foundation,
                    Student Loan Revenue, Series A-2, 5.950%
                    due 11/1/07(b)                                   1,870,000
 1,000,000 Aaa*   Northwest, TX ISD, Capital Appreciation, PSFG,
                    zero coupon due 8/15/13                            467,500
--------------------------------------------------------------------------------
                                                                    10,557,705
--------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.7%
   620,000  AAA   Illinois Health Facilities Authority Revenue,
                    (Ravenwood Hospital Medical Center Project),
                    7.250% due 8/1/06                                  660,300
   310,000  NR    Los Angeles, CA Hollywood Presbyterian Medical
                    Center, 9.625% due 7/1/13, Sinking Fund
                    Average Life 6/13/08                               395,250
   775,000  AAA   Metropolitan Nashville,TN Airport Authority
                    Revenue, 7.500% due 7/1/05, Sinking Fund
                    Average Life 10/14/02                              821,500
   194,000  AAA   New Jersey State Turnpike Authority Revenue
                    Refunding Bonds, 10.375% due 1/1/03, Sinking
                    Fund Average Life 1/25/02                          209,520
 1,355,000  A-    New York, NY GO, Series D, 7.300% due 2/1/01       1,377,330
 1,855,000  A     New York State Urban Development Corp. Revenue,
                    7.300% due 4/1/01                                1,894,994
 1,330,000  AAA   Ohio State Water Development Authority Revenue,
                    Safe Water, Series 2, 9.375% due 12/1/10,
                    Sinking Fund Average Life 10/1/05                1,582,700

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Escrowed to Maturity (c) -- 10.7% (continued)
$   60,000  AAA   Salt Lake City, UT Water Conservancy
                    Distribution Revenue, Series A,
                    MBIA-Insured, 10.875% due 10/1/02,
                    Sinking Fund Average Life 5/17/01               $   64,425
   825,000  NR    Southwestern Illinios, Development Authority
                    Hospital Revenue, (Wood River Hospital
                    Project), 6.875% due 8/1/03,
                    Sinking Fund Average Life 9/19/01                  849,750
   125,000  AA    Taos County, NM Gross Receipts Tax Revenue,
                    Asset Guaranty-Insured, 6.125% due 12/1/01,
                    Sinking Fund Average Life 12/25/00                 126,250
   650,000  NR    Tom Green County, TX Hospital Authority, 7.875%
                    due 2/1/06                                         701,188
--------------------------------------------------------------------------------
                                                                     8,683,207
--------------------------------------------------------------------------------
General Obligation -- 6.2%
 1,000,000  AA    Central Falls, RI GO, Asset Guaranty-Insured,
                    5.875% due 5/15/15                               1,020,000
 1,000,000  AAA   Chicago, IL GO, AMBAC-Insured, 6.100%
                    due 1/1/03                                       1,031,250
   660,000  Aaa*  East Rochester, NY Union Free School District,
                    FSA-Insured, 5.700% due 6/15/00                    687,225
 1,000,000  AA    Harvey, IL GO Refunding, Asset Guaranty-Insured,
                    6.700% due 2/1/09, Sinking Fund Average
                    Life 2/26/08                                     1,072,500
   145,000  A-    New York, NY GO, Series D, 7.300% due 2/1/01         147,290
 1,735,000  AAA   Palo Duro River Authority, TX Refunding,
                    CGIC-Insured, zero coupon due 8/1/09             1,075,700
--------------------------------------------------------------------------------
                                                                     5,033,965
--------------------------------------------------------------------------------
Hospital -- 16.5%
 1,000,000  BBB-  Arkansas Development Finance Authority Revenue,
                    (Washington Regional Medical Center), 7.000%
                    due 2/1/15                                         981,250
 1,090,000  BB    Colorado Health Facilities Authority Revenue,
                    Rocky Mountain Adventist, 6.250% due 2/1/04      1,068,200
 1,500,000  AA    Cumberland County, NC Hospital Facilities
                    Revenue, Cumberland County Hospital
                    Systems Inc., 5.250% due 10/1/13                 1,436,250
   625,000  AA    Harris County, TX Health Facilities Development
                    Corp. Hospital Revenue, (Texas Children's
                    Hospital Project), Series A, 5.375%
                    due 10/1/11                                        612,500
 2,000,000  A     Hawaii State Department of Budget and Finance,
                    Special Purpose Mangement Revenue,
                    Kapiolani Health Care System, 6.400%
                    due 7/1/13                                       2,025,000
 1,000,000  BBB+  Henderson, NV Health Care Facility Revenue,
                    (Catholic Healthcare West Project), Series A,
                    6.200% due 7/1/09                                  968,750
 1,000,000  A2*   Indiana Health Facilities Authority Hospital
                    Revenue Refunding Bonds, St. Anthony
                    Medical Center, 7.000% due 10/1/06,
                    Sinking Fund Average Life 10/17/05               1,056,250
   535,000  AAA   Lima, OH Hospital Revenue, 7.500% due 11/1/06        575,794
   700,000  BBB-  Louisiana Public Facilities Authority Revenue,
                    General Health Systems Project, 6.000%
                    due 11/1/16                                        690,375

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Hospital -- 16.5% (continued)
$  510,000  BBB+  Maricopa County, AZ IDA, Health Facilities
                    Revenue, (Catholic Healthcare West Project),
                    Series A, 5.250% due 7/1/06                    $  485,775
 1,000,000  AAA   Maryland Health & Higher Education Facility
                    Authority Revenue, (Mercy Medical Center
                    Project), FSA-Insured, 6.500% due 7/1/13,
                    Sinking Fund Average Life 3/7/11                 1,101,250
   500,000          AAA Orange County, FL Health Facilities
                    Authority Revenue, Adventist Health
                    System/Sunbelt, FSA-Insured, FLAIRS, 6.050%
                    due 11/15/07 (d)                                   518,125
 1,045,000  BBB+  Rhode Island State Health & Education Building
                    Corp. Revenue, Roger Williams Hospital
                    Financing, 5.400% due 7/1/13, Sinking Fund
                    Average Life 1/23/12                               902,619
 1,000,000  Baa2* Tomball, TX Hospital Authority Revenue, Tomball
                    Regional Hospital, 5.750% due 7/1/14               881,250
--------------------------------------------------------------------------------
                                                                    13,303,388
--------------------------------------------------------------------------------
Housing: Multi-Family -- 12.0%
   885,000  AA    Beaumont, TX Multi-Family Housing Finance,
                    Regency Place Apartments, Asset
                    Guaranty-Insured, 7.000% mandatory tender
                    10/1/03, Sinking Fund Average Life 7/21/03         887,062
   535,000  AAA   Charlotte, NC Mortgage Revenue Refunding,
                    Double Oaks Apartment, Series A, FHA-Insured,
                    7.300% due 11/15/07, Sinking Fund Average
                    Life 2/24/04                                       561,080
   785,000  AA    Hudson County, NJ Improvement Authority,
                    Multi-Family Housing Revenue Bonds, 6.600%
                    due 6/1/04, Sinking Fund Average
                    Life 9/24/02 (b)                                   810,513
   820,000  A2*   McMinnville, TN Housing Authority Revenue
                    Refunding, First Mortgage, Beersheba Heights,
                    6.000% due 10/1/09                                 833,325
   380,000  AAA   Missouri State Housing Development Community
                    Mortgage Revenue, Series C,
                    GNMA/FNMA-Collateralized, 7.450% due 9/1/27,
                    Sinking Fund Average Life 12/9/22                  409,925
   500,000  NR    Montgomery County, PA Redevelopment Authority,
                    Multi-Family Housing Revenue, Series A,
                    6.375% due 7/1/12, Sinking Fund Average
                    Life 1/29/09                                       504,375
                  Mount Vernon, IL Elderly Housing Corp., First
                    Lien Revenue Bonds, Section 8 Assisted,
                    Series 1979:
   160,000  Ba3*      7.875% due 4/1/01                                160,386
   170,000  Ba3*      7.875% due 4/1/02                                170,065
   185,000  Ba3*      7.875% due 4/1/03                                184,945
   200,000  Ba3*      7.875% due 4/1/04                                200,000
   215,000  Ba3*      7.875% due 4/1/05                                214,942
   235,000  Ba3*      7.875% due 4/1/06                                234,937
   250,000  Ba3*      7.875% due 4/1/07                                249,920
   270,000  Ba3*      7.875% due 4/1/08                                270,000
   710,000  AAA   San Jose, CA Multi-Family Housing, (County
                    Brook Project), FNMA-Collateralized, 6.500%
                    mandatory tender 4/1/02                            721,538

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Housing: Multi-Family -- 12.0% (continued)
$  755,000  Aa2*  Streamwood, IL Multi-Family Housing Revenue,
                    (Southgate Project), FHA-Insured, 6.200%
                    due 11/1/07                                     $  779,643
 1,000,000  NR    Texas State Department of Housing & Community
                    Affairs, Home Management Revenue, Series C-2,
                    Variable Rate due 7/2/24                         1,107,500
   705,000  NR    Tulsa, OK Housing Assistance Corp. Multi-Family
                    Revenue, 7.250% due 10/1/17, Sinking Fund
                    Average Life 7/16/04                               727,913
   675,000          AAA Washington County, OR Housing Authority,
                    Multi-Family Housing Revenue, (Terrace View
                    Project), FNMA-Collateralized, 5.500% due
                    12/1/17 (b)                                        638,719
--------------------------------------------------------------------------------
                                                                     9,666,788
--------------------------------------------------------------------------------
Housing: Single Family -- 4.1%
   920,000  A+    Massachusetts State HFA, Single-Family,
                    Series 38, 7.200% due 12/1/26 (b)                  960,250
   245,000  AAA   St. Louis County, MO Single-Family Mortgage
                    Revenue, MBIA-Insured, 6.750% due 4/1/10           245,225
 1,000,000  AA+   Virginia State Housing Development Authority
                    Commonwealth Mortgage, Series H, 6.100%
                    due 7/1/03                                       1,026,250
 1,060,000  AA    Wisconsin Housing & Education Development
                    Authority, Home Ownership Revenue, 6.350%
                    due 3/1/01                                       1,071,035
--------------------------------------------------------------------------------
                                                                     3,302,760
--------------------------------------------------------------------------------
Industrial Development -- 4.9%
   400,000  Aa3*  Cambria County, PA Industrial Development
                    Authority, Series A-1, Variable Rate
                    due 12/1/28                                        400,000
 1,000,000  A+    Kanawha, WV Commerial Development Revenue,
                    (May Department Store Project), 6.500% due
                    6/1/03                                           1,037,500
 1,300,000  AA    Massachusetts State Development Finance
                    Agency Revenue, Worcester Redevelopment
                    Authority Issue, Guaranty-Insured, 6.000%
                    due 6/1/24                                       1,314,625
 1,000,000  BB+   Oklahoma Developmental Finance Authority
                    Revenue, Hillcrest Healthcare System,
                    Series A, 5.625% due 8/15/19                       800,000
   500,000  BBB   Schuylkill County, PA Industrial Development
                    Authority Revenue, Pine Groove Landfill
                    Inc., 5.100% due 10/1/19                           435,000
--------------------------------------------------------------------------------
                                                                     3,987,125
--------------------------------------------------------------------------------
Life Care -- 2.3%
   945,000  NR    Coweta County, GA Development Authority Revenue,
                    (Care-Pointe Project), Series A, 6.750%
                    due 7/1/10                                         865,856
   980,000  AAA   Massachusetts State Industrial Finance Agency
                    Assisted Living Facility Revenue, (Arbors at
                    Amherst Project), GNMA-Collateralized, 5.750%
                    due 6/20/17                                        991,025
--------------------------------------------------------------------------------
                                                                     1,856,881
--------------------------------------------------------------------------------
Miscellaneous -- 4.9%
 1,000,000  NR    Barona Band of Mission Indians, CA, 8.250%
                    due 1/1/20                                       1,015,000
 1,000,000  BBB-  Clarksville, TN Natural Gas Acquisition Corp.
                    Gas Revenue, Series A, 7.500% due 11/1/04        1,024,530

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Miscellaneous -- 4.9% (continued)
$ 1,000,000 A     Illinois Development Finance Authority Revenue,
                    City of East St. Louis, 6.875% due 11/15/05,
                    Sinking Fund Average Life 7/26/03              $ 1,058,750
   795,000  A     South Dakota Economic Development Finance
                    Authority, APA Optics, Series A, 6.750%
                    due 4/1/16, Sinking Fund Average
                    Life 7/7/13 (b)                                    842,700
--------------------------------------------------------------------------------
                                                                     3,940,980
--------------------------------------------------------------------------------
Pollution Control -- 5.2%
   890,000  B1*   Altantic City, NJ Utility Authority Solid Waste
                    Revenue, 7.000% due 3/1/02, Sinking Fund
                    Average Life 10/1/00                               885,550
 1,000,000  Aa3*  Brazos River, TX Navigation Harbor District,
                    Brazonia County, PCR, (BASF Corp. Project),
                    6.750% due 2/1/10                                1,093,750
 1,200,000  BBB+  Erie County, PA PCR (International Paper
                    Company Project), Series A, 5.300% due 4/1/12    1,147,500
 1,000,000  AAA   Monroe County, MI PCR, (Detroit Edison
                    Co. Project), AMBAC-Insured, 6.350%
                    due 12/1/04 (b)                                  1,058,750
--------------------------------------------------------------------------------
                                                                     4,185,550
--------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.3%
    70,000          AAA Indiana University Revenue, Series 1983N,
                    (Call 7/1/01 @ 100), 10.000% due 7/1/03,
                    Sinking Fund Average Life 12/22/00                  71,591
   115,000  AAA   Ohio State Water Development Authority Revenue,
                    Armco Steel Corp., 7.785% due 11/1/00, Sinking
                    Fund Average Life 5/2/00                           116,173
    55,000  AAA   Oklahoma State IDA,Oklahoma Health Care Corp.,
                    Series A, FGIC-Insured, (Various Call Dates),
                    9.125% due 11/1/08, Sinking Fund Average
                    Life 5/7/06                                         64,488
   210,000  AAA   Oshkosh, WI Hospital Facility Revenue, Mercy
                    Medical Center, 7.375% due 7/1/09, Sinking
                    Fund Average Life 1/22/04                          227,325
   510,000  Aaa*  Philadelphia, PA Hospital Authority Revenue,
                    United Hospital Inc. Project, 10.875%
                    due 7/1/08                                         609,450
--------------------------------------------------------------------------------
                                                                     1,089,027
--------------------------------------------------------------------------------
Public Facilities -- 3.0%
 1,350,000  A-    Dekalb County, IN Redelopment Authority Revenue,
                    Mini-Mill Public Improvement, 6.250%
                    due 1/15/09                                      1,412,436
 1,000,000  AA-   LaCrosse, WI Resource Recovery Revenue,
                    (Northern States Power Co. Project), 6.000%
                    due 11/1/21 (b)                                  1,001,250
--------------------------------------------------------------------------------
                                                                     2,413,686
--------------------------------------------------------------------------------
Transportation -- 11.0%
 1,000,000  A     Connecticut State Special Obligation, (Bradley
                    International Airport), ACA-Insured, Series A,
                    6.375% due 7/1/12                                1,035,000
 3,000,000  BBB-  Connector 2000 Association, SC Toll Road Revenue,
                    Capital Appreciation, Series B, zero coupon
                    due 1/1/15                                       1,012,500
 2,035,000  AAA   Dallas Fort Worth, TX Regional Airport Revenue
                    Refunding, Series 1992A, FGIC-Insured, 7.750%
                    due 11/1/03                                      2,223,238

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT    RATING(a)                SECURITY                            VALUE
================================================================================
Transportation -- 11.0% (continued)
$1,920,000  A     Denver, CO City & County Airport Revenue,
                    Series 1990A, 8.250% due 11/15/02 (b)          $ 1,979,789
 3,110,000  AAA   E-470 Public Highway Authority, Colorado
                    Revenue, Capital Appreciation, Series B,
                    MBIA-Insured, zero coupon due 9/1/14             1,407,275
   500,000  A-    PittsField Township, MI Economic Development
                    Corp. Revenue Refunding, (Airport Association
                    Project), Unconditional Guaranty-Lincoln
                    National, 6.400% due 12/1/02                       505,000
 3,000,000  BBB-  Pocahontas Parkway Association, Virgina Toll
                    Road Revenue, Capital Appreciation, Series B,
                    zero coupon due 8/15/19                            780,000
--------------------------------------------------------------------------------
                                                                     8,942,802
--------------------------------------------------------------------------------
Utilities -- 3.5%
 2,215,000  AAA   Chelan County, WA Public Utililties Distribution
                    No. 1, Columbia River Rock Island,
                    MBIA-Insured, zero coupon due 6/1/13             1,074,275
 1,500,000  AAA   Long Island Power Authority, New York Electric
                    Systems Revenue, Capital Appreciation,
                    FSA-Insured, Series B, zero coupon due 6/1/15      643,125
 1,000,000  AA    Washington State Public Power Supply, Nuclear
                    Project No.1, 7.750% due 7/1/03                  1,075,000
--------------------------------------------------------------------------------
                                                                     2,792,400
--------------------------------------------------------------------------------
Water & Sewer -- 1.3%
 1,000,000  AAA   Pueblo, CO Bridge Waterworks, Water Revenue,
                    Series A, FSA-Insured, 6.000% due 11/1/14        1,050,000
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $79,422,790**)                          $80,806,264
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                13

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA    -- American Capital Assurance
AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $79,422,790)                     $ 80,806,264
   Cash                                                                  37,816
   Receivable for securities sold                                       984,273
   Interest receivable                                                1,315,340
--------------------------------------------------------------------------------
   Total Assets                                                      83,143,693
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     890,088
   Dividends payable                                                    102,266
   Management fees payable                                               40,760
   Accrued expenses                                                      48,833
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,081,947
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 82,061,746
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      8,210
   Capital paid in excess of par value                               82,329,551
   Undistributed net investment income                                   86,294
   Accumulated net realized loss on security transactions            (1,745,783)
   Net unrealized appreciation of investments                         1,383,474
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.00 a share on 8,210,165 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 82,061,746
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                15

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
   Interest                                                        $  2,578,484
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             244,979
   Shareholder and system servicing fees                                 20,288
   Shareholder communications                                            17,405
   Audit and legal                                                       13,526
   Pricing service fees                                                   6,465
   Director's fees                                                        3,102
   Registration fees                                                      2,983
   Custody                                                                2,486
   Other                                                                  4,388
--------------------------------------------------------------------------------
   Total Expenses                                                       315,622
--------------------------------------------------------------------------------
Net Investment Income                                                 2,262,862
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             30,968,739
     Cost of securities sold                                         31,344,426
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (375,687)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                393,865
     End of period                                                    1,383,474
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              989,609
--------------------------------------------------------------------------------
Net Gain on Investments                                                 613,922
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  2,876,784
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                            2000            1999
===================================================================================
OPERATIONS:
  Net investment income                                $  2,262,862    $  4,449,430
  Net realized loss                                        (375,687)     (1,368,760)
  Increase (decrease) in net unrealized appreciation        989,609      (4,648,263)
------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       2,876,784      (1,567,593)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                  (2,206,184)     (4,416,912)
  Net realized gains                                             --         (47,888)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (2,206,184)     (4,464,800)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Treasury stock acquired                                (1,322,568)             --
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                              (1,322,568)             --
------------------------------------------------------------------------------------
Decrease in Net Assets                                     (651,968)     (6,032,393)
NET ASSETS:
  Beginning of period                                    82,713,714      88,746,107
------------------------------------------------------------------------------------
  End of period*                                       $ 82,061,746    $ 82,713,714
===================================================================================
* Includes undistributed net investment income of:     $     86,294    $     29,616
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $26,589,249
--------------------------------------------------------------------------------
Sales                                                              30,968,739
================================================================================

At June 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $1,996,093
Gross unrealized depreciation                                        (612,619)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $1,383,474
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

the contract.The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2000, there were no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, there were no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2000, the Fund did not write any call or put option contracts.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At June 30, 2000, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. As of June 30, 2000, repurchased shares totaled 154,000 for a total cost of $1,322,568.

8. Capital Loss Carryforward

At December 31, 1999 the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,041,500, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                 2000(1)        1999        1998        1997        1996        1995
=====================================================================================================
Net Asset Value,
  Beginning of Period           $  9.89       $ 10.61     $ 10.64     $ 10.47     $ 10.66     $  9.95
-----------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income            0.27          0.53        0.55        0.57        0.58        0.58
  Net realized and
  unrealized gain (loss)           0.09         (0.71)       0.01        0.28       (0.17)       0.73
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.36         (0.18)       0.56        0.85        0.41        1.31
-----------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                0.02            --          --          --          --          --
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.27)        (0.53)      (0.55)      (0.57)      (0.60)      (0.60)
  In excess of net
      investment income              --            --          --       (0.01)         --          --
  Net realized gains                 --         (0.01)      (0.04)      (0.10)         --          --
-----------------------------------------------------------------------------------------------------
Total Distributions               (0.27)        (0.54)      (0.59)      (0.68)      (0.60)      (0.60)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 10.00       $  9.89     $ 10.61     $ 10.64     $ 10.47     $ 10.66
-----------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                  9.36%++     (17.10)%      7.05%      13.42%       1.56%      15.93%
-----------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)               4.29%++      (1.39)%      5.50%       8.49%       4.13%      13.72%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)$82                 $    83     $    89     $    89     $    87     $    88
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.78%+        0.77%       0.76%       0.74%       0.77%       0.72%
  Net investment income            5.56+         5.17        5.10        5.42        5.56        5.63
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              38%           54%         42%         58%         21%         13%
-----------------------------------------------------------------------------------------------------
Market Price,
  End of Period                 $ 8.875       $ 8.375     $10.688     $10.563     $ 9.938     $10.375
=====================================================================================================

(1)   For the six months ended June 30, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX            Net Asset        Dividends     Reinvestment
Period        Closing Price*        Value*            Paid            Price
================================================================================
  1998
January          $10.94            $10.69            $0.048          $10.64
February          10.63             10.63             0.048           10.63
March             10.06             10.58             0.048           10.21
April             10.00             10.51             0.045           10.00
May                9.81             10.61             0.045            9.93
June              10.00             10.60             0.045           10.08
July              10.19             10.58             0.045           10.13
August            10.06             10.68             0.045           10.12
September         10.38             10.75             0.045           10.40
October           10.63             10.68             0.045           10.58
November          10.50             10.66             0.045           10.65
December          10.69             10.61             0.045           10.74
December+         10.69             10.61             0.036           10.61

  1999
January            9.88             10.69             0.044           10.06
February          10.25             10.58             0.044           10.31
March             10.13             10.53             0.044           10.12
April             10.13             10.52             0.044           10.02
May                9.88             10.40             0.044            9.86
June               9.50             10.23             0.044            9.53
June+              9.50             10.23             0.006            9.53
July               9.50             10.22             0.044            9.53
August             9.38             10.11             0.044            9.37
September          9.31             10.06             0.044            9.27
October            9.00              9.94             0.044            8.94
November           8.56              9.99             0.044            8.54
December           8.38              9.89             0.044            8.47

  2000
January            8.63              9.83             0.044            8.64
February           8.50              9.87             0.044            8.46
March              8.56             10.00             0.044            8.54
April              8.44              9.92             0.045            8.50
May                8.56              9.84             0.045            8.64
June               8.88             10.00             0.045            8.91
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 20, 2000, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Heath B. McLendon, Allan J. Bloostein and Richard E. Hanson, Jr. to serve as Directors until the year 2003; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                          Voted      % of Shares       Votes      % of Shares
Directors*              Voted For     Voted For       Against    Voted Against
================================================================================
Allan J. Bloostein      7,930,444      99.216%        62,651        0.784%
Richard E. Hanson, Jr.  7,929,544      99.205         63,551        0.795
Heath B. McLendon       7,936,944      99.298         56,151        0.702
================================================================================

The results of the vote on Proposal 2 were as follows:

               % of Shares     Votes      % of Shares     Votes    % of Shares
   Votes For    Voted For     Against    Voted Against  Abstained   Abstained
================================================================================
   7,939,635     99.331%      27,470        0.344%       25,990      0.325%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Lee Abraham, Jane F. Dasher, Donald R. Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
             Smith Barney
             INTERMEDIATE                          [GRAPHIC OMITTED]
         MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0633  8/00